                                                                   EXHIBIT 10.21

[LOGO OF BRENTWOOD CREDIT]

                         BRENTWOOD CREDIT CORPORATION


Master Equipment Lease No. IPI-1000-100
                           ------------

This Master Equipment Lease dated MARCH 28, 1996 (the "Master Equipment Lease"), is entered into between Brentwood Credit Corporation ("Lessor"), 1620 26th Street, Suite 290-S, Santa Monica, California 90404 and

                          INTERPLAY PRODUCTIONS, INC.               ("Lessee").
--------------------------------------------------------------------

                              17922 FITCH AVENUE
------------------------------------------------------------------------------

                           IRVINE, CALIFORNIA 92660
------------------------------------------------------------------------------

     In consideration of the mutual agreements hereinafter set forth and the payment of rent as hereinafter provided, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, all of the tangible or intangible personal property which may include such items as general equipment, computer hardware, software, and services, described in each Schedule ("Schedule") executed from time to time pursuant to this Master Equipment Lease (with respect to any Schedule, herein called "Equipment") subject to the terms and conditions set forth below. Each Schedule shall constitute a separate "Lease" incorporating by reference this Master Equipment Lease, and any amendments, addenda, supplements or riders hereto.


     1. TERM, RENTAL AND NOTICE (a) The term of this Master Equipment Lease
     --------------------------
shall commence on the date set forth above and shall continue in effect thereafter so long as any Schedule entered into hereunder remains in effect. The lease term for any Schedule shall commence on the date on which Equipment is accepted for delivery by Lessee ("Commencement Date"), and shall remain in force until the Initial Expiration Date set forth in such Schedule ("Initial Term"), unless extended pursuant to the terms hereof. This lease shall be automatically extended for consecutive terms of one (1) calendar quarter on the Initial Expiration Date, unless either party give written notice of its intention to terminate this Lease to the other party not less than 90 days nor more than 180 days prior to the Initial Expiration Date or successive periods, as the case may be.
     (b) Lessee agrees to pay the total rental for the entire lease term, including all extensions hereof, plus such additional amounts as may arise pursuant to the terms and conditions of this Lease. During the term of this Lease, the payments of rental for each item of Equipment, as set forth in the applicable Schedule, shall be due and payable monthly in advance on the Commencement Date and on the same day of each month thereafter to the address of Lessor specified in this Lease. If any payment to be made by Lessee hereunder is due on a day on which banks are not open for the transaction of business, Lessee shall make such payment to Lessor on the first preceding day on which such banks are open. If Lessee defaults in the payment of any amount due under this Lease, Lessee shall pay interest thereon from the date due until the date of payment at the lower of 18% per annum and the highest rate permitted by law.
     (c) Notices shall be deemed given on the earlier of receipt, or five (5) days after mailing, if mailed by certified mail, postage prepaid, to an officer of each party at the address or addresses of such party specified in this Lease, with the right of either party to change, by notice to the other, its address for the foregoing purposes.

     2. PURCHASE, DELIVERY AND ACCEPTANCE, AND LESSOR'S WARRANTIES (3) Lessee
     -------------------------------------------------------------
acknowledges, warrants and represents that it has selected the equipment based on its own judgment, has requested Lessor to purchase same from the manufacturer/licensor or other "supplier" thereof and expressly disclaims any reliance made upon prior statements made by Lessor. Lessee acknowledges and agrees that neither the manufacturer, supplier, nor any salesman, representative or other agent of the manufacturer or supplier, is an agent of Lessor nor are any of the above authorized to waive or alter any term or condition of this lease. No representation by the manufacturer or supplier shall in any way affect Lessee's duty to pay rent and perform its other obligations as set forth in this lease.
     (b) Delivery of equipment under this lease shall be deemed complete and such equipment shall be deemed unconditionally accepted by Lessee for all purposes of this lease upon the earlier of the execution by Lessee of the delivery certificate, or seven (7) days after delivery of Equipment by supplier which shall be conclusive proof that Lessee has examined such equipment and Lessee is fully satisfied therewith.
     (c) EXCEPT AS EXPRESSLY SET FORTH HEREIN, LESSOR MAKES NO WARRANTIES, EXPRESSED OR IMPLIED, WITH THE RESPECT TO THIS LEASE OR THE EQUIPMENT, AND EXPRESSLY DISCLAIMS AND LESSEE EXPRESSLY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES (WHETHER STATUTORY OR OTHERWISE), EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, (i) ANY IMPLIED WARRANTY OF MERCHANTABILITY; (ii) ANY IMPLIED WARRANTY THAT THE EQUIPMENT IS FIT FOR ANY PARTICULAR PURPOSE; (iii) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE; (iv) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, EXCLUDING THOSE ARISING FROM LESSOR'S GROSS NEGLIGENCE IN ACTUALLY OPERATING ANY EQUIPMENT; AND (v) ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING STRICT OR ABSOLUTE LIABILITY IN TORT. LESSEE LEASES THE EQUIPMENT "AS-IS, WHERE-IS" AND LESSOR SPECIFICALLY MAKES NO WARRANTIES AS TO THE QUALITY OF MATERIALS OR WORKMANSHIP OR THE CONFORMITY THEREOF TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER OR AGREEMENT RELATING THERETO. Lessor hereby assigns to Lessee all assignable warranties of the manufacturer/licensor during the lease term. Lessee shall, at its expense, take all reasonable action to enforce such warranties. Lessor, at Lessee's expense, shall provide reasonable assistance to Lessee in enforcing such warranties.

     3. TITLE  Lessor or its assigns warrant that it will have, at the time of
     --------
delivery hereunder of each item of Equipment, title or rights to title thereto, and to the extent that any software license conveys title or use to licensee said title or use shall be conveyed to lessor. Lessee will, upon request of Lessor from time to time, affix to the Equipment, in a prominent place, tags, plates, decals or labels supplied by Lessor indicating the ownership of, and other interests in, the Equipment. From time to time, upon request of Lessor, Lessee shall file, record, re-file and re-record this Lease and/or any applicable Uniform Commercial Code financing statement or similar instrument in respect of this Lease evidencing the respective interests of Lessor and its successors and assigns in the Equipment, the rentals and any other sums to be paid by Lessee hereunder. Lessee, at its expense, shall keep the Equipment and this Lease free and clear, and indemnify and hold Lessor harmless from, all levies, liens and encumbrances whatsoever, except any thereof caused by Lessor and/or its successors and assigns, and shall give Lessor immediate written notice thereof. Lessee agrees that this Lease constitutes a lease of the Equipment and the Software only and nothing contained herein shall give or convey to Lessee any right, title or interest in or to the Equipment and software except as a Lessee herein.

     4. CARE AND USE OF EQUIPMENT  Lessee shall maintain the Equipment in fit
     ----------------------------
and merchantable condition, working order, repair and appearance, shall not make modification, alteration or addition to the equipment (other than normal operating accessories or controls) without the consent of Lessor, which shall not be unreasonably withheld, shall not so affix the Equipment to realty so as to change its nature to real property and agrees that the Equipment shall remain tangible personal property at all times regardless of how attached or installed. Lessee shall keep the Equipment at the location shown on the applicable Schedule, and shall not remove the Equipment from such location without the consent of Lessor, which shall not be unreasonably withheld. All modifications, repairs, alterations, additions, operating accessories and controls (except those purchased by Lessee which can be removed from the Equipment without causing material damage or impairment of the value or intended function or use of the Equipment) shall accrue to the Equipment and become the property (Lien free) of Lessor. Lessor and its agents or representatives may inspect the Equipment, Lessee's equipment log and maintenance records upon prior notice during normal business hours, subject to Lessee's reasonable security requirements. Lessee agrees to enter into a prime shift standard maintenance contract with the manufacturer/licensor or any other provider approved by Lessor.

     5. NET LEASE AND TAXES  (a) This Lease constitutes a net lease and Lessee
     ----------------------
agrees that its obligations under this Lease are absolute and unconditional, and are not subject to any abatement, reduction, setoff, defense, counterclaim or recoupment due or alleged to be due, by reason of any past, present or future claim which Lessee may have against Lessor, its successors or assigns, the manufacturer or other supplier of the Equipment or any person whatsoever.
     (b) During the term of this Lease, Lessee shall pay Lessor, and agrees to indemnify and hold Lessor harmless from and against, any and all sales, use, personal property, gross income, gross receipts, leasing, stamp or other taxes, levies, imposts, duties, charges or withholdings of any nature when they become due (excluding Federal or State net income taxes), together with any penalties, fines or interest thereon not arising from negligence on the part of Lessor or anyone claiming by or through Lessor, license and registration fees, and similar charges imposed against Lessor or Lessee, or upon the Equipment, by an Federal, State or local government or taxing authority upon the ownership, delivery, lease, possession, rental, use, operation, return, sale or other disposition thereof hereunder or in connection herewith, or upon the rentals, receipts or earnings arising therefrom, or with respect to any Schedule. To the extent lawfully permitted, Lessee agrees to promptly file or cause to be filed all personal property tax returns with respect to the Equipment and to promptly provide the lessor with copies of any such filings. In the event that Lessor is required to file any such returns, Lessee shall promptly advise Lessor thereof and cooperate with and provide such assistance to Lessor in connection therewith as Lessor may require.

     6. INDEMNITY  Lessee shall and does hereby agree to indemnify and save
     ------------
Lessor and its successors and assigns harmless from and against any and all loss (including any loss of tax benefits), claims, expenses, damages or liabilities, (including negligence, tort and strict liability), including attorneys' fees, arising out of or pertaining to this Lease or any item of equipment, including, without limitation, the ownership, selection, possession, leasing, renting, operation, control, use, storage, maintenance, delivery and return of the Equipment, and claims for property damage or personal injury arising in strict liability or negligence. The indemnities and covenants contained in this Lease shall survive the termination of any Schedule under this Lease.

     7. INSURANCE  At its expense, Lessee shall keep the Equipment insured
     ------------
against all risks of loss or damage from every cause whatsoever in an amount ("Stipulated Loss Value") not less than the greater of replacement value of the Equipment or 120% of the aggregate remaining rental payments of the Equipment as of the relevant date of determination, provided that the amount of such insurance shall be sufficient so that neither Lessor, its successors or assigns, nor Lessee will be a co-insurer. With Lessor's consent Lessee may self-insure software and bear all risks of loss. Lessee also shall carry general comprehensive liability insurance in an amount not less than $1,000,000 covering the Equipment. All such insurance shall be in form and with companies satisfactory to Lessor. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor, its successors and assigns, and Lessee, as their respective interests may appear, and all such liability insurance shall provide that Lessor and its successors and assigns shall be named as additional insureds. Lessee shall pay the premiums for such insurance and deliver to Lessor evidence satisfactory to Lessor of the insurance coverage required hereunder. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor and any other additional insured or loss payee at least 30 days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall be responsible for promptly making claims for any loss or damage with respect to the Equipment and Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to receive payment of and execute and endorse all documents, checks or drafts received in payment for any loss or damage under any insurance policy.

     8. RISK OF LOSS  From the date the Supplier ships the Equipment to Lessee
     ---------------
or the date Lessor confirms Lessee's purchase order or contract to Supplier, Lessee hereby assumes and shall bear the entire risk of loss for theft, damage, destruction or other injury to the Equipment from any and every cause whatsoever. NO SUCH LOSS OR DAMAGE SHALL IMPAIR ANY OBLIGATION OF LESSEE UNDER THIS LEASE WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT. In the event of damage or loss to the Equipment (or any part thereof) and irrespective of payment from any insurance coverage maintained by Lessee, but applying full credit therefor, Lessee shall at the option of Lessor, (a) place the Equipment in good repair, condition, and working order; or (b) replace the Equipment (or any part thereof) with like equipment in good repair, condition and working order and transfer clear title to such replacement equipment to Lessor whereupon such replacement equipment shall be deemed the Equipment for all purposes; or
(c) pay to Lessor the total aggregate remaining rentals discounted to its present value at a discount rate of equal to the one year Treasury Bill at the date the Schedule was accepted by Lessor and any other amounts due and owing hereunder at the time of such casualty plus an amount calculated by Lessor which is equal to the Fair Market Value of the Equipment at the end of the lease term.

     9. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS  In the case of the
     ------------------------------------------------
failure of Lessee to comply with any provision of this Lease, after giving Lessee ten (10) days' prior written notice to cure such noncompliance, Lessor shall have the right, but shall not be obligated, to cure such noncompliance. In such event, all monies spent by and expenses of Lessor in effecting such compliance, including interest accrued thereon, shall be deemed to be additional rental and shall be due and payable immediately.

     10. OTHER COVENANTS AND WARRANTIES OF LESSEE  (a) Lessee agrees that the
     --------------------------------------------
application, statements and financial reports submitted by it to Lessor are material inducements to the execution by Lessor of this Lease, and Lessee warrants that such application, statements and reports are, and all information hereafter furnished by Lessee to Lessor will be, true and correct in all material respects as of the date submitted. Lessee agrees to furnish promptly to Lessor the annual financial statements of Lessee, certified by independent certified public accountants.
     (b) Lessee warrants the (i) Lessee has full power to enter into and perform this Lease; (ii) this Lease has been duly authorized, executed and delivered by Lessee and constitutes the valid and binding agreement of Lessee enforceable against Lessee in accordance with its terms; and (iii) Lessee has obtained all necessary consents to enter into the Lease pursuant to the terms hereof. Lessee agrees to procure for Lessor such reasonable evidence of Lessee's authority, including without limitation, copies of necessary consents, as Lessor may request.
     (c) LESSEE AGREES NOT TO ASSIGN, SUBLET OR OTHERWISE TRANSFER ITS RIGHTS HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.
     (d) Lessee shall not change its name or address from that set forth above, unless it shall have given Lessor or its assigns no less than thirty (30) days' prior written notice; Lessee, if an organization, shall not merge or consolidate with any other person or entity or change its identity.

     11. DEFAULT  If any one of the following events (each of which is herein
     -----------
called an "Event of Default") shall occur: (a) Lessee shall default in the payment of any rental or in making any other payment hereunder when due and such default shall continue for three (3) days after written notice of non-payment received by Lessee; (b) Lessee shall breach any representation, warranty, or covenant hereunder; (c) Lessee shall default in the performance of any other agreement hereunder and such default shall continue for five (5) days after either written notice thereof to Lessee by Lessor or Lessee has actual knowledge of such default; (d) Lessee shall have engaged in the unauthorized reproduction, distribution, or disclosure of and software related trade secrets, methods of expression or other proprietary information related thereto; (e) Lessee becomes insolvent or makes an assignment for the benefit of creditors; (f) Lessee applies for or consents to the appointment of a receiver, trustee, conservator or liquidator of Lessee or of all or a substantial part of its assets, or such receiver, trustee, conservator or liquidator is appointed without the application or consent of Lessee; (g) a petition is filed by or against Lessee under the Bankruptcy Act or any amendment thereto (including, without limitation, a petition for reorganization, arrangement or extension) or under any other insolvency law or laws providing for the relief of debtors; (h) a substantial part of the Lessee's assets or any item of Equipment becomes subject to any levy, seizure, attachment, assignment or sale for or by any person or governmental agency; (i) Lessee creates, incurs, assumes or suffers to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of Lessor's interests thereunder; or (j) Lessee suffers an adverse material change in its financial condition from the date hereof and as a result thereof Lessor deems itself or any of its Equipment to be insecure. Then, if and to the extent permitted by the applicable law, Lessor shall have the right to exercise any one or more of the remedies hereinafter provided.

     12. REMEDIES  Upon the occurrence of any Event of Default with respect to
     ------------
any item of Equipment under a Schedule and at any time thereafter, Lessor, may in its discretion, do one or more of the following: (a) terminate the applicable Schedule upon notice to Lessee; (b) declare all unaccrued monthly rental under such Schedule for the remainder of the Initial Term, or any extended term then in effect, immediately due and payable and Lessee shall pay same, discounted to its then present value (using an interest rate equal to that of a 1 year Treasury Bill at the date the Schedule was accepted by the Lessor) to the earlier of the date Lessor obtains possession of the Equipment and the date Lessee makes effective tender thereof to Lessor; (c) Lessor is entitled to immediate possession of all equipment and Lessee shall return all equipment to Lessor in accordance to Paragraph 14 thereof; and (d) exercise any other right or remedy which may be available to it under the California Uniform Commercial Code or other applicable law. In addition to the forgoing, Lessor shall be entitled to recover from Lessee: (i) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Equipment or in unwinding any financial instrument relating in whole or in part to Lessor's financing of the Equipment; (ii) any other losses (including lost profits), damage, expense, cost or liability which Lessor suffers or incurs as a result of an Event of Default and/or termination of the Lease including an amount sufficient to fully compensate Lessor for any loss of or damage to Lessor's residual interest in the Equipment caused by Lessee's default; and (iii) any loss, cost, expense or liability sustained by Lessor due to Lessee's failure to redeliver the Equipment in the condition required by this Lease. No remedy referred to in this Section 12 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee, or a waiver of any of Lessor's rights.

     13. ASSIGNMENT  (a) Subject to Lessee's rights under this Lease, Lessor may
     --------------
at any time and without Lessee's consent (i) sell, assign or transfer this Lease, the Equipment and any rental and other sums due or to become due hereunder, or any rights to or interest in any part of the foregoing to a third party ("Lessor's Assignee") and/or (ii) grant security interests over the Equipment and over the benefit of this Lease to a lender ("Lessor's Lender") as security for Lessor's obligations to Lessor's Lender. Lessee acknowledges that neither any such assignment of Lessor's interest, nor any such granting of security interests and the enforcement by Lessor's Lender of its rights of foreclosure or otherwise will materially change Lessee's duties or will materially increase the risk or burden imposed on Lessee by this Lease.
     (b) Lessee agrees to promptly execute all acknowledgments, consents, agreements and other instruments, and deliver legal opinions, as Lessor may require to effect such assignments and/or grants of security interests and to confirm Lessee's obligation under the Lease, at Lessee's expense.
     (c) Lessor's Assignee and/or Lessor's Lender shall have, to the extent transferred or assigned to it, all rights, powers, privileges and remedies of Lessor hereunder. Lessee agrees that no such Lessor's Assignee and/or Lessor's Lender shall assume any obligation of Lessor hereunder (except for the application pursuant hereto of any insurance or other proceeds) and the obligations of Lessee hereunder shall not be subject, as against any such person, to any defense, set-off or counterclaim available to Lessee against Lessor, and that the same may be asserted only against Lessor. Lessee hereby expressly acknowledges that its rights in and to the Equipment are expressly subject and subordinate to the rights of Lessor, Lessor's Assignee and/or Lessor's Lender.
     (d) Any such assignment or grant of security interest by Lessor shall be made subject to the rights of Lessee under this Lease. Subject to the full, complete and timely performance and observance of each and every obligation on the part of Lessee under this Lease, Lessor warrants that no person holds a claim to or interest in the Equipment that arises from an act or omission of Lessor which will interfere with Lessee's enjoyment of its leasehold interest in the Equipment.

     14. REDELIVERY Upon termination of this Lease. Lessee shall, at its
     --------------
expense, deinstall, pack in accordance with manufacturer's specifications using such manufacturer's packing materials and deliver the Equipment, in whole and not in part, at an address specified by Lessor, in the same condition as received, ordinary wear and tear from proper use excepted, including eligibility for manufacturer's then-current prime shift standard maintenance contract. If the equipment manufacturer is IBM and unless IBM Equipment is designated herein as "unbanded", Lessee agrees that such Equipment which is subject to IBM's Invisible Transit Damage policy shall be "banded" in that untampered IBM transit seals shall be present thereon upon delivery. Failure to deliver banded Equipment shall constitute a failure to deliver hereunder, unless the Equipment is inspected and recertified for Maintenance Service Qualification by IBM at the delivery location on or prior to the delivery date. Lessee shall pay all costs associated with the foregoing.

     15. COUNTERPARTS Each executed copy of the Master Equipment Lease shall be
     ----------------
an original. There shall be two (2) signed and consecutively numbered counterparts of each Schedule. To the extent that any Schedule constitutes chattel paper (as that term is defined by the California Uniform Commercial
Code), a security interest only may be created in "Counterpart No. 1".

     16. MISCELLANEOUS THIS MASTER EQUIPMENT LEASE AND EACH SCHEDULE ISSUED
     -----------------
HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Lessor and Lessee intend this Master Equipment Lease and each Schedule issued hereunder to be valid and subsisting legal instruments, and no provision of this Master Equipment Lease or any Schedule issued hereunder which may be deemed unenforceable shall in any way invalidate any other provision or provisions of this Master Equipment Lease or any Schedule issued hereunder, all of which shall remain in full force and effect. This Master Equipment Lease and the Schedules issued hereunder shall be binding upon and inure to the benefit of the parties, their successors and assigns.
     ATTORNEY'S FEES. Lessee shall reimburse Lessor for all charges, costs,
     ---------------
expenses and reasonable attorneys' fees, incurred by Lessor; (a) in defending or protecting its interests in the Equipment; (b) in the execution, delivery, administration, amendment and enforcement of this Lease or the collection of any installment of Rent under this Lease, and; (c) in any lawsuit or other legal proceeding to which this Lease gives rise, including, but not limited to, actions in tort.

     17. ENTIRE AGREEMENT AND AMENDMENT This Master Equipment Lease and any
     ----------------------------------
Schedule issued hereunder contains the entire agreement between the parties with respect to the Equipment, and may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.
Lessee's initials /s/ Chuck Camps.
                  ----------------


                     BRENTWOOD CREDIT CORPORATION, Lessor

                     By: /s/ Michael J. Budzinski
                        ----------------------------------
                  Title:       CFO
                        ----------------------------------

 ................................................................................

                          INTERPLAY PRODUCTIONS, INC.     , Lessee
                        ----------------------------------
                     By: /s/ Chuck Camps
                        ----------------------------------
                  Title:       CFO
                        ----------------------------------
       Lessee's Address:  17922 FITCH AVENUE
                        ----------------------------------
                          IRVINE, CALIFORNIA 92660
                        ----------------------------------

                        ----------------------------------

                          [LOGO OF BRENTWOOD CREDIT]
                               Brentwood Credit

Amendment A to Master Lease IPI-1000-100 dated 3/28/96 between Brentwood Credit
----------------------------------------       -------
Corporation as Lessor and Interplay Productions, Inc. as Lessee.

It is hereby understood between Lessor and Lessee that Lessee's principal place of business has been changed to 16815 VonKarman Avenue, Irvine, CA 92606, effective 8/5/96.
          ------


                                            Brentwood Credit Corporation

Date:  10/24/96                             By: /s/ MICHAEL J. BUDZINSKI
     ------------                               ------------------------------

                                            Title:         CFO
                                                  ----------------------------

                                            Interplay Productions, Inc.

                                            By: /s/ CHUCK CAMPS
                                               ------------------------------

                                            Title:         CFO
                                                  ---------------------------

                         BRENTWOOD CREDIT CORPORATION


SCHEDULE NO. 01

TO EQUIPMENT LEASE NO. IPI-1000-100

DATED     MARCH 28, 1996

LESSEE    INTERPLAY PRODUCTIONS, INC.


EQUIPMENT DATA:
--------------

QUANTITY     TYPE     MODEL & DESCRIPTION
--------     ----     -------------------

SEE ATTACHED FOR BREAKDOWN OF EQUIPMENT.



Location of Equipment:   17922 Fitch Avenue
----------------------   Irvine, California 92660


Term of Schedule:  36 months commencing on the first day of the month following
----------------   --
the date that Seller certifies that the equipment is in good working order and made ready for use. If equipment is installed, the commencement date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent:  Will be an amount equal to 1/30 of the rental payment multiplied
------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (commencement date).

Rental Payments:  $12,910.00 per month in advance.  Includes sales tax paid at
---------------
purchase.

     Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.


Lessor:  BRENTWOOD CREDIT                Lessee:  INTERPLAY PRODUCTIONS, INC.
         CORPORATION


By: /s/ MICHAEL J. BUDZINSKI             By: /s/ CHUCK CAMPS
   -------------------------------          --------------------------------

Title:           CFO                     Title:           CFO
      ----------------------------             -----------------------------

Date:           4/2/96                   Date:           4/1/96
     -----------------------------             -----------------------------

1620 26th Street                         17922 Fitch Avenue
Suite #290-S                             Irvine, CA 92660
Santa Monica, CA 90404

                       [LETTERHEAD OF BRENTWOOD CREDIT]

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 01 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 1


INVOICE #  QTY   EQUIPMENT DESCRIPTION
---------  ---   ---------------------

                 ANTI GRAVITY PRODUCTS
                 ---------------------
07086      1     PERSEPTION (SN-5K893139)
           1     VIDEO CAPTURE CARD (SN-5K894172)

                 HAMILTON HALLMARK
                 -----------------
53641627   4     S120EDZ8FLC (SN-A05604346, A05604349, A05604356, A05604445)
                 (ADVANCED/ZE PENT120, EXP DT, 8MB, FPM, 256K CACHE)
53643504   2     S120EDZ8FLC (SN-A05604434, A05604466) (ADVANCED/ZE PENT120,
                 EXP DT, 8MB, FPM, 256K CACHE)
53646455   2     CIF10CA2M16 (SN-A05531455,C1F100A2M16) (ALTSERVER PENT100, CS
                 TOWER CHASSIS 8-SLOT 16MB F
53648226   1     BXCPLPENT100 (SN-BC0647670) (XPRESS PENTIUM 100MHZ CPL MODULE)
53649617   2     CIF1CCA2M16 (SN-A05511366, A05531462) (ALTSERVER PENT100, CS
                 TOWER CHASSIS 8-SLOT, 16MB)
53677068   1     S100MTZ8FLC (SN-A05669456) (ADVANCED/ZE PENTICO, MT SYS, 8MB,
                 FPM, FL, 256K C)
53677017   5     S12CEDZ8FLC (SN-A05693690, A057C1369, A05701373, A05701376,
                 A057C1377) (ADVANCED/ZE PENT120, EXP DT, 8MB, FPM, 256K CACHE)
53677669   3     ST1515CN (SN-K414911C, K7017529, K7031772) (4.1GE/3.5"HH/
                 BARRACUDA 4/FAST SCSI-2/MTBF 800K)
53679164   2     SP6AXD200MT32 (SN-A05712290, A05712300) ("AURORA" SYSTEM 200MHZ
                 32MG)
53672605   2     S120 EDZ8FLC (SN-A05693628, A05693673) ADVANCED/ZE PENT120,
                 EXP DT, 8MB, FPM, 256K CACHE)
53673847   1     C1F133A2M16B (SN-A05683060) (PENT133, CSTOWER CHASSIS 8-SLOT
                 16MB FL F/WSCSI)
53673575   3     S120EDZ8FLC (SN-A05693580, A05693583, A05693584) (ADVANCED/ZE
                 PENT120, EXP DT, 8MB, FPM, 256K CACHE)
53673609   2     EXB-8505XLE/KIT (SN-8521287, SN-6592384) (7-14GB/8MM/EXTERNAL/
                 W/HW DC/CABLES/MANUAL/EXATAPE)
           1     468039 MOUSE SERIAL PS/2 V2.0 2-BTN

                          INTERPLAY PRODUCTIONS, INC.
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                             EQUIPMENT ATTACHMENT
                                    PAGE 2

53671987    1    S100MT ZBFLC (SN-A05629550) (ADVANCED/ZE PENT1CO, MT SYS, 8MB,
                 FPM, FL, 256K)
29036468    5    S120EDZ8FLC PENT 120 MHZ COMP.
29036444    1    C1F133A2M16B
53671399    5    S100MTZ8FLC (SN-A05629478, A05629479, A05629524, A05629537,
                 A05629541**) (ADVANCED/ZE PENT100, M SYS, 8MB, FPM, FL,
                 256K C)
53670480    4    S100MTZ8FLC (SN-A05629552, A05629583, A05629594, A05629608)
                 (ADVANCED/ZE PENT100, MT SYS, 8MB, FPM, FL, 256K C)
53668996    4    S100MTZ8FLC (SN-A05629486, A05629553, A05629554, A05629597)
                 (ADVANCED/ZE PENT100, MT SYS, 8MB, FPM, FL, 256K C)
53671873    1    EXB-8505XLE/KIT (SN-8520553) (7-14 GB/8MM/EXTERNAL/W/HW
                 DC/CABLES/MANUAL/EXATAPE)
53655780    3    S12D EDZ8FLC (SN-A05589943, A05604427, A05616778) (ADVANCED/ZE
                 PENT120, EXT DT, 8MB, FPM, 256 CACHE)
53655179    1    C1F100A2M16 (SN-A05559915) (ALTSERVER PENT100, CS TOWER CHASSIS
                 8-SLOT 16MB F)
53656815    1    EXB-8505XL/KIT (SN-6579333) (7-14GB/8MM/INTERNAL/W/HW DC/CABLES
                 MANUAL/EXATAPE)
53656814    1    C1F100A2M16 (SN-A05563128) (ALTSERVER PENT100, CS TOWER CHASSIS
                 8-SLOT 16MB F)
53657338    2    S120EDZ8FLC (SN-A05589856, A05616729) (ADVANCED/ZE PENT120, EXP
                 DT, 8MB, FPM, 256K CACHE)
53660685    2    S120EDZ8FLC (SN-A05551520, A05667520) (ADVANCED/ZE PENT120, EXP
                 DT, 8MB, FPM, 256K CACHE)
53662655    2    S120EDZ8FLC (SN-A05604415, A05604446) (ADVANCED/ZE PENT120, EXP
                 DT, 8MB, FPM, 256K CACHE)
29036381    1    LM4300 (DISK ARRAY)
29036380    1    LM4300 (DISK ARRAY)
29036383    1    LM4300 (DISK ARRAY)
29036379    1    LTX8600 (DISK ARRAY)
53659751    1    S120 EDZ8FLC (SN-A05667476) (ADVANCED/ZE PENT120, EXP DT, 8MB,
                 FPM, 256K CACHE)

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                             EQUIPMENT ATTACHMENT
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53659279    2    S120EDZ8FLC (SN-A05616737, A05616815) (ADVANCED/ZE PENT120, EXP
                 DT, 8MB, FPM, 256K CACHE)
53665193    1    4221AV (SN-5113780358) 2.1GB/1"HGT/3.5/7200RPM/SCSI-2/
                 AUDIO-VISUAL)
53663642    3    S120EDZ8FLC (SN-A05588685, A05589890, A05604421) ADVANCED/ZE
                 PENT120, EXP DT, 8MB, FPM, 256K CACHE)
53661875    3    S120EDZ8FLC (SN-A05588700, A05604428, A05667492) (ADVANCED/ZE
                 PENT120, EXP DT, 8MB, FPM, 256K CACHE)
53661874    1    S120EDZ8FLC (SN-A05589898) (ADVANCED/ZE PENT120, EXP DT, 8MB,
                 FPM, 256K CACHE)
53661287    1    S120EDZ8FLC (SN-A05667512) (ADVANCED/ZE PENT120, EXP DT, 8MB,
                 FPM, 256K CACHE)
53660818    1    1991 (SN-5124761760) (5.25/FH/PBG/FAST SCSI 2/MTBF)
53663633    1    C1F133A2M16B (SN-A05683032) (PENT133, CS TOWER CHASSIS 8-SLOT
                 16MB FL F/WSCSI)
53665560    5    S120EDZ8FLC (SN-A05589852, A05589880, A05589888, A05589914,
                 A05589917) (ADVANCED/ZE PENT120, EXP DT, 8MB, FPM, 256K CACHE)
53627724    2    S120ECZ8FLC (SN-A05551515, A05551574) (ADVANCED/ZE PENT120, EXP
                 DT, 8MB, FPM, 256K CACHE)
53649644    2    EXB-8505X./KIT (SN-6574330, 6576957) (4-14GB/8MM/INTERNAL/W/Hh
                 CC/CABLES MANUAL/EXATAPE)
53652365    1    SP6AXD150MT32 (SN-A05642644) ("AURORA" SYSTEM 150MHZ 32MG)

                 COMPUTER CITY
                 -------------
323366      1    POWERMAC 8500/120 16/2000 4X (SN-SXB6021YL3FT)
            1    POWERMAC 7400/100 16/500 4X (SN-SFC60452J3FV)
291437      1    POWERMAC 9500/120 16/1GB (SN-SXB52410Z2QH)

                 PLEXUS DATA
                 -----------
3937        1    PLX-M-BOARD TYPE P-90 W/FAN
4056        1    PLX-CPU TYPE P133MHZ W/FAN
            1    PLX-CASE PREMIUM DESKTOP
4055        1    PLX-M-BOARD TYPE P100MHZ W/FAN
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4027      1    PLX-M-BOARD P133 TRITON W/SOUND/256K/FAN
          5    PLX-CPU/FAN PENTIUM
          1    PLX-SOUND BLASTER 32 (AWE)
4058      4    PLX-HDD TYPE QUANTUM 4GIG GP-SCSI-W
          1    PLX-MONOGRAPHICS CARD
4059      16   PLX-HDD TYPE QUANTUM 4GIG GP-SCSI
          16   PLX-CASE 5.25" HALF HEIGHT SCSI PREMIUM W/ID
          1    PLX-CASE 5.25" HALF HEIGHT SCSI *USED*
          16   PLX-CABLE TYPE SCSI-1 TO SCSI-2 3FT
          16   PLX-SCSI TERMINATOR
4065      1    PLX-HDD TYPE QUANTUM 4GIG GP-SCSI-2
          1    PLX-CASE 5.25" PREMIUM HALF HEIGHT SCSI W/ID
4216      1    PLX-CPU TYPE P133MHZ W/FAN
4203      2    PLX-HDD TYPE QUANTUM 2GIG SCSI-2
          1    PLX-M-BOARD TYPE INTEL ZAPPA
4207      3    PLX-CPU TYPE P133MHZ W/FAN
4239      1    PLX-CPU TYPE P-133MHZ W/FAN
4240      1    PLX-CPU TYPE P-133MHZ W/FAN
4253      1    PLX-M-BOARD TYPE ZAPPA W/P-120MHZ W/FAN
4346      1    PLX-HDD TYPE QUANTUM 4GIG WIDE SCSI GP

               ADVANTAGE MEMORY CORPORATION
               ----------------------------
68496     2    4MX36 AMC4X36-70TIN
68693     2    4MX36 AMC4X36-70TIN
69654     2    8MX36 AMC8X36-70TIN
69532     4    8MX36 AMC8X36-70TIN (2-VERSION CONTROL SERVER, 2-OEM SERVER)
69172     1    IBM I16/365C AMC
69772     2    APPLE APL16/9500-16 AMC
70291     2    4MX36 AMC4X36-60 NEC/NEC
          1    IBM I16/365C AMC
70368     1    APPLE APL16/9500-16 AMC
70516     2    8MX36 AMC8X36-70TIN AMC

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70581      2      4MX36 ANC4X36-60 NEC/NEC
70755      2      8MX36 ANC8X36-70TIN SAM/SAM
70756      2      8MX36 AMC8X36-70TIN SAM/SAM
71948      4      2MX36 AMC2X36-70TIN AMC
           4      4MX36 KM4MX36-70SS SAM
71957      1      APPLE APL16/9500-16 AMC
           1      DEC DC16/HINOTE AMC
73267      2      8MX36 AMC8X36-70 AMC, 72 PIN 32 MEG UPGRADE MODULE 70
                  NANOSECONDS
72754      2      IBM I16/TP760 AMC
72154      1      IBM I16/TP750 AMC, 66G5109
73535      8      2MX36 AMC2X36-70TIN AMC
           4      4MX36 AMC4X36-70TIN SAM
73583      2      RMX36 KMRX36-7088 SAM
73625      2      4MX36 AMCRX36-70SSTIN HYN
           2      8MX36 AMC8X36-70TIN SAM
68343      2      8MX36 AMC8X36-70TIN SAM/SAM
68342      1      DELL DL16/4100CX AMC, 310-3422, 16MB UPGRADE FOR DELL 4100CX
74152      2      APPLE APL32/PPC AMC, 32MB MEMORY MODULE FOR APPLE POWER PC
                  6100 & 7100
75864      4      8MX36 AMC8X36-70TIN SAM/MIT
75617      2      APPLE APL16/9500-16 AMC
71627      2      4MX36 AMC4X36-60 NEC (NEC)
71558      1      TOSHIBA T08/610 (AMC)
71557      2      4MX36 AMC4X36-70 TIN (AMC)
           4      2MX36 AMC2X36-70 TIN (AMC)
71390      2      4MX36 AMC4X36-60-TIN (NEC)
71221      4      4MX9 AMC4X9-70-3 GOLDSTAR
           4      APPLE APL16/9500 AMC 16MB MODULE FOR POWER MAC 9500
           2      APPLE APL16/PPC AMC 16MB MEMORY MODULE FOR APPLE POWER PC
                  6100,7100
70799      4      4MX36 AMC4X36-60 NEC/NEC
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                    BEAMSCOPE
                    ---------
0323861      1      LJ 5L ENGLISH/FRENCH-C3941A, HP LASERJET SERIES

                    ARROW ELECTRONICS
                    -----------------
331276       1      TP760C2-95 IBM TPAD 760, P90, 8MB, 720HD, WIN 95

                    MAC WAREHOUSE
                    -------------
B8962318     1      POWER MACINTOSH 8100/100AV 16/1000 CD
B9085556     1      POWER MAC 7200/75 8/500/CD
             1      APPLE MULTIPLE SCAN 15" DISPLAY
             1      EXTENDED KEYBOARD II
R0194639     1      POWER MAC 7200/75 8/500/CD

                    MC INFO
                    -------
1828         2      ASCEND
             2      TYLINK CSU/DSU
             2      RS449MALE CABLES
1976         2      TYLINK CSU/DSU
             2      RS449 CABLES

                    PANASONIC
                    ---------
11793        2      FAX MACHINE-MODEL UF 788

                    CR COMPLETE BUSINESS SYSTEMS
                    ----------------------------
104581       1      MISCH DIGITAL PC/8E RS-422 ASYNCHRONOUS

                    AXIS SYSTEMS
                    ------------
9601275      1      INTEL PENTIUM 166 SYSTEM
             1      INTEL PENTIUM 166 CPU
             1      ASUS P54C TRITON 512K BURST MF
             2      EDO 2X32 8MB 60NS 72-PIN STMM
             1      DIAMOND S64 VIDEO PCI 2MB VRAM
             1      WESTERN DIGITAL 1.08GB SIDE HD
             1      TEAC 3.5" 1.44MB FLOPPY DRIVE

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               1    TOSHIBA 5402B 4/SIDE CD-ROM
               1    SOUND BLASTER AWE32
               1    MID-TOWER CASEE W/250W PS
               1    MICROSOFT MOUSE 2.0
               1    KEYTRONIC 104 ENHANCED KEYBOARD
               1    MAG DX1595 .28 DIG SVGA MONITOR
               1    586 CPU COOLING FAN/HEAT

                INGRAM MICRO, INC.
                ------------------
10-8139911     3    VIEWSONIC 17PS 17IN MULT 25MM MNTR 1600X1280NI FLAT W/CABLE
                    EPA
               7    STEALTH 64 VIDEO 3240XL PCI MODL 1600X1200 NI 2MB-VRAM SVGA
                    COREL4
               2    NATURAL KEYBOARD 104 KEYS WIN95 PERP ENH-AT PS/2-CONNECTOR
                    OPT AT5DIN
               2    6X8 ARTZ II SERIAL W/ERASING PERP, ULTRAPEN & TRANSPARENT
                    OVERLAY
10-99810-11    1    THINKPAD 755CD 486DX4-100 540MBSYST HD 8MB TFT W/2XCDROM,
                    FAX&DATA MDM (SN-95459B023745B1)
10-97228-11    1    THINKPAD 755CD 486DX4-100 540MBSYST HD 8MB TFT W/2XDCROM,
                    FAX&DATA MDM (SN-2630-7SU23WM223)
10-72525-11    6    STEALTH 64 VIDEO 3240-XL PCI, 1600X1200 NI 2MB-VRAM SVGA
               5    VALUE CD 4X TRAY 220MS, SB-16 SPEAKERS SW
               5    VIEWSONIC 17GS 17IN MULT 27MM MONITOR, 1280X1024NI FLAT
                    W/CABLE TCO'92
10-48778-11    1    STEALTH 64 VIDEO 3240 PCI 10PK MODL, 1600X1200 NI 2MB-VRAM
                    SVGA NO COREL
               6    VIEWSONIC 17PS 17IN MULT 25MM MONITOR, 1600X1280NI, 60HZ
                    FLAT W/CABLE EPA
               1    ETHERLINK IIIB 20PK ENET ISA16 MODL, 10MBS, 19BT, THICK
                    W/SW IP
               4    ATLAS 2100 QM32150AL-S,2.1GB SCSI 3.5LP 7200RPM 8MS
                    (SN-PE54649545, PE54736662, PE54736789, PE55059184)
10-20318-11    7    AHA-2940 KIT FASTSCSI PCI MODL, NOFLOP W/CABLE, ASW-EZ
                    3.0S/W

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                                    PAGE 8

             5   ATLAS 2100 QM32150AL-S DRIVE, 2.1GB SCSI 3.5LP 7200RPM 8MS
                 (SN-PE54042425, PE54534573, PE54738375, PE55056751, PE55058940)
             1   DEBABELIZER TOOLBOX V1.6.5, 5-USER, 1-DOC
10-20318-21  1   ATLAS 4300 4.3GB SCSI WIDE DRIVE, 7200RPM, 8MS, 3.5HH
10-14004-21  3   VIEWSONIC 17GS 17IN MULT 27MM MONITOR, 1280X1024NI FLAT W/CBL
                 TCO WIN
10-14004-11  1   FIREBALL 1280 1.28GB FAST-ATA2 DRIVE, 3.5LPAV 12MS 12-PACK (SN-
                 122532129837)
             11  DISCOVERY CD16 4X IDE DRIVE, 250MS, 600KBP, MPC2, PLUG-N-PLAY
             1   MOUSEMAN COMBO RIGHT 5 PK W/SERIAL & PS/2 CONNECTORS
             5   STEALTH 64 VIDEO 3240XL PCI, 1600X1200 NI 2MB-VRAM SVGA COREL4
10-55627-21  2   GRAND PRIX 4300 4.2GB-HD 3.5LP DRIVE, WIDE SCSI
                 (SN-474534760080, 474535260133)
10-41608-11  2   MOUSEMAN COMBO RIGHT 5 PK W/SERIAL & PS/2 CONNECTORS
             1   OPTIQUEST 1000S 14IN 28MM, 1024X7 68NI ROUND
             1   LINKBUILDER TP/8 UNMANAGED 10BMODL, 8PORT HUB
             1   FAST ETHERNET PCI ADAPTERMODL, 100 BT
             1   ADOBE PHOTOSHOP V3.05 W/DISK & CD
             1   BACKUP EXEC V6.0 WINDOWS NT ENTERPRISE EDITION
10-433315-11 1   FIREBALL 1280 1.28GB FAST-ATA2 DRIVE, 3.5LPAV 12MS 12-PACK (SN-
                 N/A1)
10-39149-11  1   ETHERLINK IIIB 20PK ENET ISA16 MODL, 10MBS 10BT THICK W/SW TP
10-29876-11  1   CAPELLA 2210 WIDE INT 2.1GB SCSI 5400RPM 3.5LP (SN-PE54726222)
10-36297-21  1   QUARK XPRESS V3.32 MAC&PWRMAC CROM
10-34008-11  3   FAST ETHERLINK 10/100 SPK ENET MODL, PCI 10/100MBS 10BT W/SW
                 CAT 5
             1   JETDIRECT ENET, BNC (10BASE2)MODL, RJ-45(10BASET), LOCAL TALK,
                 MIO
10-39155-11  1   MULTISCAN 15SF2 15IN TRIN 25MM MNTR, 1280X1024NI 60HZ FLT W/CBL
                 MPRII
             1   4PLEX PLUS INI CADDY 130MS CROM, 675KB W/PCI CTLR, CABLE, SW
             2   ATLAS 2150 WIDE 2.1GB SCSI DRIVE, 3.5LP 7200RPM 8MS
                 (SN-CX54231411, CX54333412)
             1   BACKUP EXEC V6.0 WINDOWS NT CROM, ENTERPRISE EDITION

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                             EQUIPMENT ATTACHMENT
                                    PAGE 9

10-93408-21     7     VIEWSONIC 17GS, 17IN MULT 27MM MNTR, 1280X1024NI FLAT
                      W/CABLE TCO'92
                1     OFFICE V4.2 STANDARD EDITION CROM SINGLE ONLINE-DOC
10-88311-31     1     12X18 ARTZII (SERIAL) W/ERASINGPERP ULTRAPEN AND
                      ELECTROSTATIC SURFACE
10-50259-11     2     DISCOVERY CD164X IDE DRIVE, 250MS, 600KBP, MPC2
                      PLUG-N-PLAY
                1     EXT SCSI CABINET, 4-5.25" HH OPEACCS, N/CLSD, METAL,
                      CENT50, 200W PS, TOWER
                1     ATALAS 2100 QM32150AL-S DRIVE, 2.1GB SCSI, 3.5LP 7200RPM
                      8MS
10-05310-21     2     GRAND PRIX 4300 QM34301GP-SW DRIVE, 4.2GB-HD, 3.5LP
                      WIDE SCSI (SN-474529850098, 474533450286)
                1     WINDOWS NT WORKSTATION V3.51 CROMM SINGLE ONLINE-DOC
10-05310-11     1     4PLEX PLUS INT CADDY 130MS, 675KBW/PCI CTLR, CABLE, SW
                1     VIEWSONIC 14ES 14IN MULTI 28MM MNTR, 1024X768NI 60HZ
                      ROUNDW/CABLE MPRII
                1     ADV2000E MAC 2.0 GM FAST SCSI2 DRIVE, 3.5HH 10MS W/CABLE,
                      SW
                1     UPGRD VISUAL C++ V4.0, SINGLE, ONLINE-DOC VER/COMPET UGRGD
                1     VISUAL SOURCESAFE V4.0, SINGLE ONLINE-DOC
10-84122-11     5     COLOR RIBBON FOR ML393+/395
                8     COURIER 28.8EXT V.34 19.2KBPS PERP V.EVERYTHING FLASHROM
                      QCKLINK II SW
                1     THINKPAD 760C PENT-90 720MB-HD SYST, 8MB 12.1 TFT SVGA
                      W/WARP, WIN3.1
                1     THINKPAD DOCKING STATION II PERP FOR THINK PADS 360,750,
                      755
                1     CD-ROM KIT 2X WITH INSTALL KIT DRIVE FOR THINKPAD DOCK
                      I&II
                1     SERIAL INFRARED PCMCIA ADAPTER PERP FOR THINKPAD
                1     COURIER 28.8INT PCMCIA DATA/FAXMODL, V.34 DUAL STRD
                      DATAVIEW QCKLINK II
                1     CREDIT CARD IIPS ENET 10MBS MODL PCMCIA COMBO 10BT THIN
                1     ETHERNETXPRESS PRO/10 PCI 5PK MODL ENET 32BIT TP ONLY
10-66333-11     2     DAT EXT 4-8GB 5.25 DDS-2, SCSI WO/MEDIA, WO/SW, WO/CABLE
10-53963-11     4     STEALTH 64 VIDEO 3240XL PCI MODL, 1600X1200 NI 2MB-VRAM
                      SVGA

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                                    PAGE 10


                2     VIEWSONIC 17GS 17IN MULT 27MM MNTR 1280X1024NI FLAT
                      W/CABLE TCO"92
10-62537-21     2     BACKUP EXEC V6.0 WINDOWS NT CROM ENTERPRISE EDITION
                1     THINKPAD 365C 486DX4-75 540MB SYST, HD 8MB NOTE 10.4 TFT
                      VGA (SN-1S262530523D3259)
10-55898-21     1     LINKSWITCH 1000, 24 SWITCHED ENET 7 1 100 BASE


10-55898-11     1     BACKUP EXEC V6.0 WINDOWS NI CROM ENTERPRISE EDITION
                1     GDM-17SE1/P MULTISCAN TRINITRONMNTR, 17IN MULT 25MM
                      1600X1200NI 60HZ FLT
                1     FAST ETHERLINK 10/100 ENET EISAMODL, 10/100MBS 10BT W/SW
                      CAT 5 UTP
                1     FAST ETHERLINK 10/100 ENET EISAMODL, 10/100MBS 10BT W/SW
                      CAT 5 UTP
                1     VIEWSONIC 17GS 17IN MULT 27MM MNTR, 1280X1024NI FLAT
                      W/CABLE TCO'92
                5     DISCOVERY CD16 4X IDE 250MS 600KBP MPC2 PLUG-N-PLAY
                5     SPORTSTER 28,8EXT 14.4-SR FAX PERP V.34 INTERNET BUNDLE
                10    STEALTH 64 VIDEO 3240XL PCI, 1600X1200 NI 2MB-VRAM SVGA
                      COREL4
                2     MOUSEMAN COMBO RIGHT 5PK PERP W/SERIAL & PS/2 CONNECTORS
                2     GRAND PRIX 4300 4.3GB SCSI DRIVE 3.5HH 8.6MS 7200RPM
                      (SN-474524250206, 474535050334)
                5     ATLAS 2100 QM32150AL-S DRIVE, 2.1GB SCSI 3.5LP 7200RPM
                      8MS (SN-PE53639116, PE54456979, PE54649357, PE54651074,
                      PE55056166)
                4     MOUSEMAN MAC MOUSE PERP
                5     AT TO PS/2 KEYBOARD CONVERTER ACCS, 5 PIN DIN FEMALE/6 PIN
                      MINI MALE
10-12816-21     3     ATLAS 4300 QM34300AL-S INT 4GB DRIVE SCSI 7200RPM 8MS
                      3.5HH
10-08773-21     1     ATLAS 4300 QM QM34300AL-S INT 4GB DRIVE SCSI 7200RPM 8MS
                      3.5HH
10-05570-11     1     CAPELLA 2210 INT 2.2GB SCSI DRIVE 5400RPM 3.5LP
                      QM32210CP-S
10-01696-11     2     ETHEREXPRESS PRO/10 PCI 5 PK MODL ENET 32BIT TP ONLY
10-06634-11     1     ETHEREXPRESS PRO/10 PCI 5 PK MODL ENET 32BIT TP ONLY
10-12792-11     2     DISCOVERY CD16 4X IDE DRIVE 250MS, 600KBP MPC2
                      PLUG-N-PLAY
                2     VIEWSONIC 17GS 17IN MULT 27MM MNTR, 1280X1024 NI FLAT
                      W/CABLE TCO'92





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                                    PAGE 11


             1 STEALTH 64 VIDEO 3240XL PCI MODL, 1600X1200 NI 2MB-VRAM SVGA 10-31873-11 1 POWER MO 230/MAC EXT 230MB 3.5 DRIVE 4500RPM 1MB CACHE W/SW, CBL
10-33291-11  1  ATLAS 2100 QM32150AL-S DRIVE 2.1GB SCSI 3.5LP 7200RPM 8MS
                (SN-PE5467574)
             1  MINISCSI EPP SCSI PAR NOFLOP MODL W/CABLE DOS, OS2, SCSI WORKS
             1  2MB UPGRADE FOR THE GRAPHICS PRO TURBO

             1  JAZ 1GB 3.5 EXTERNAL SCSI DRIVE MAC READY
             2  JAZ 1GB 3.5 SINGLE PACK ACCS
             1  JETDIRECT ENET 10BT RJ-45 MODL
10-41969-11  3  STEALTH 64 VIDEO 3240XL PCI MODL 1600X1200 NI 2MB-VRAM SVGA
                COREL4
             3  DISCOVERY CD16 4X IDE, 250MS 600KBP MPC2 PLUG-N-PLAY
             3  VIEWSONIC 17GS 17IN MULT 27MM MNTR 1280X1024NI FLAT W/CABLE
                TCO'92
             1 ATLAS 2100 QM32150AL-S DRIVE 2.1GB SCSI 3.5LP 7200RPM 8MS (SN-PL54540762)
10-39210-11  4  VIEWSONIC 17GS 17IN MULT 27MM MNTR 1280X1024NI FLAT W/CABLE
                TCO'92
             1  ATLAS 2100 QM32150AL-S 2.1GB SCSI 3.5LP 7200RPM 8MS
                (SN-PE54658911)
             1  ADAPTER 400MA, SINGLE PLUG ACCS
             1 CSD-760S KIT 4X 190MS 600KB 600KB DRIVE, SCSI2 ISA16 256KB BUFFER W/CABLE, SW
10-39155-11  1  VISUAL BASIC PRO V4.0 FOR WIN CROM SINGLE ONLINE-DOC 16&32BIT
             4  UPGRD VISUAL SOURCESAFE V4.0 CROM SINGLE ONLINE-DOC COMP/VER
                UPGRD
             1  VIEWSONIC 17GS 17IN MULT 27MM MNTR 1280X1024NI FLAT W/CABLE
                TCO'92
             1  QUARK XPRESS V3.3.2 MAC&PWRMAC CROM
             1  ADOBE PHOTOSHOP V3.0.5 SINGLE DSK3 1-DOC POWERMAC COMPATABLE
                W/CD
10-16086-11  1  ATLAS 4300 QM34300AL-S INT 4GB DRIVE SCSI 7200RPM 8MS 3.5HH
10-44233-11  1  GRAND PRIX 4300 4.2GB-HD 3.5LP DRIVE SIDE SCSI (SN-474529760432)

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 01 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 12

10-66700-21  1   DISCOVERY CD16 4X IDE 250MS 600KBP MPC2 PLUG-N-PLAY
             2   ETHERNETXPRESS PRO/10 5PK ENET MODL ISA16 10BT, THIN, THICK,
                 FLASH UPGRADE
             1   VIEWSONIC 17GS 17IN MULT 27MM MNTR 1280X1024NI FLAT W/CABLE
                 TCO'92
10-31805-11  2   DISCOVERY CD16 4X IDE 250MS 600KBP MPC2 PLUG-N-PLAY

             1   VIEWSONIC 17GS 17IN MULT 27MM MNTR 1280X1024NI FLAT W/CABLE
                 TCO'92
10-67681-11  1   IBM THINKPAD DOCKING STATION IIPERP FOR THINKPADS 360, 750, 755
10-70809-21  2   QUARK XPRESS V3.3.2 MAC&PWRMAC CROM W/DISK
             1   ADOBE ILLUSTRATOR V.5.5 W/DRAWTOOL DISK & CD
             1   PROMO PANTONE COLOR DRIVE V1.5 FOR ADOBE PROMO
10-70809-11  1   VIEWSONIC 17GS 17IN MULT 27MM MNTR 1280X1024NI FLAT W/CABLE
                 TCO'92
10-58600-11  1   MULTISYNC XV17 17IN MULT 28MM MNTR 1280X1024NI 60HZ FLAT
                 W/CABLE MPRII
             2   STEALTH 64 VIDEO 3400XL PCI MODL 1600X1200 NI 4MB VRAM SVGA
10-64629-11  2   BACKOFFICE SERVER V1.5 SINGLE CROM ON-LINE DOC

                           CONDITIONAL BILL OF SALE
                                      TO
                         BRENTWOOD CREDIT CORPORATION


     KNOW ALL MEN BY THESE PRESENTS THAT: The Undersigned Interplay Productions, Inc., a California corporation (herein called the "Seller"), for and in future consideration of the sum of Four Hundred Fifty Seven Thousand Dollars ($457,000.00) and other good and valuable consideration, does hereby conditionally grant, sell, assign, transfer, and set over unto Brentwood Credit Corporation, a California corporation (herein called the "Buyer"), its successors, and assigns, all right, title, and interest of the Seller in and to the personal property described below (and, if accessories attached thereto (all such personal property, parts, and accessories being herein collectively called the "Equipment"). TO HAVE AND TO HOLD for its and their own use and benefit forever. All such rights granted by Seller to Buyer are conditional upon Seller (or Seller's assignee) receiving from Buyer funds in the amount of $457,000.00. Upon Seller's (or Seller's assignee) receipt of such funds no further documents shall be necessary to unconditionally pass title from Seller to Buyer.

QUANTITY                MANUFACTURER/MODEL             DESCRIPTION & SERIAL NO.
--------                ------------------             ------------------------
  (2)                     SEE ATTACHMENT                    SEE ATTACHMENT

     The Seller hereby represents and warrants to the Buyer, its successors, and assigns: (i) that the Equipment is new or has been acquired within the past ninety (90) days; (ii) that the respective Seller has full legal and beneficial title to the Equipment and the good and lawful right to sell the same; and (iii) that good and marketable title to the Equipment will be duly vested in the Buyer, free and clear of all claims, liens, encumbrances, and rights of others of any nature. The Seller hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

     IN WITNESS WHEREOF, the Seller has caused this Conditional Bill of Sale to be executed and delivered by its duly authorized officer this 15th day of April
                                                              ----        -----
1996.



/s/ CHUCK CAMPS, CPA
----------------------------------
By:  Chuck Camps, CPA
     -----------------------------

Title: Chief Financial Officer
       ---------------------------
       Interplay Productions, Inc.
       ---------------------------

                       [LETTERHEAD OF BRENTWOOD CREDIT]

Rider No.:  01

To:  Schedule No.:  01

To Equipment Lease No.:  IPI-1000-100

Lessee:  INTERPLAY PRODUCTIONS, INC.


                                PURCHASE OPTION
                                ---------------

     So long as no Event of Default (or an occurrence that would constitute an Event of Default with the giving of notice or the lapse of time or both) shall have occurred and be continuing, the Lessee shall have the option, on at least 90 days' prior written notice to the Lessor, to purchase all (but not less than all) items of equipment then subject hereto on the date of expiration of the Term for a purchase price equal to the Fair Market Value of such item of equipment on such date. If such notice shall be given, the Lessor shall sell and the Lessee shall purchase each item on such date for its Fair Market Value. Upon payment by the Lessee of the purchase price for each item of Equipment, the Lessor shall execute and deliver to or at the direction of the Lessee a bill of sale therefor on an "As-is, Where-Is" basis and without any representation or warranty, except that such item of equipment is free and clear of all claims, liens, security interests and other encumbrances in favor of the Lessor or of any person claiming through or under the Lessor. The Lessee shall pay or cause to be paid all sales and use taxes payable in connection with such sale to it of any such item of equipment and all unpaid property taxes thereto assessed or levied against such item of equipment and attributable to the period prior to such expiration. Software licenses covered in this schedule shall revert to the Lessee upon expiration of this schedule.

                                          BRENTWOOD CREDIT CORPORATION


Date:  4/2/96                             By: /s/ MICHAEL J. BUDZINSKI
      ---------                              ---------------------------
                                          Title:  CFO
                                                ------------------------


                                          INTERPLAY PRODUCTIONS, INC.


DATE:  4/1/96                             By: /s/ CHUCK CAMPS
      --------                               ---------------------------
                                          Title:  CFO
                                                ------------------------

                                                                  CERTIFIED COPY
                                                         ILLEGIBLE SIGNATURE
                                                         -------------------

                         BRENTWOOD CREDIT CORPORATION


SCHEDULE NO.  02

TO EQUIPMENT LEASE NO. IPI-1000-100

DATED   MARCH 28, 1996

LESSEE  INTERPLAY PRODUCTIONS, INC.


Equipment Data:
---------------

QUANTITY     TYPE     MODEL & DESCRIPTION
--------     ----     -------------------

SEE ATTACHED FOR BREAKDOWN OF EQUIPMENT.




Location of Equipment:  17922 Fitch Avenue
----------------------  Irvine, California 92660


Term of Schedule:  24 months commencing on the first day of the month following
----------------   --
the date that Seller certifies that the equipment is in good working order and made ready for use. If equipment is installed, the commencement date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent:  Will be an amount equal to 1/30 of the rental payment multiplied
------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (commencement date).

Rental Payments:  $4,200.00 per month in advance plus applicable taxes.
---------------   ---------

     Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.

Lessor:  BRENTWOOD CREDIT            Lessee:  INTERPLAY PRODUCTIONS, INC.
         CORPORATION


By:  /s/ MICHAEL J. BUDZINSKI        By:  /s/ CHUCK CAMPS
   -----------------------------        ---------------------------------
Title:         CFO                   Title:           CFO
      --------------------------           ------------------------------
Date:         7/3/96                 Date:           7/1/96
     --------------------------           -------------------------------

1620 26th Street                     17922 Fitch Avenue
Suite #290-S                         Irvine, CA  92660
Santa Monica, CA 90404

                 [LETTERHEAD OF BRENTWOOD CREDIT CORPORATION]


                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 02 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 1


QTY   EQUIPMENT DESCRIPTION
---   ---------------------

      VERIDIAN, INC.
      --------------
7 SGI Indy R5000 Workstation (24-bit), 150MHZ, 64MB, 2GB Disk, External DAT, External CD-ROM, 17" color monitor.

                         BRENTWOOD CREDIT CORPORATION

SCHEDULE NO.  03

TO EQUIPMENT LEASE NO.  IPI-1000-100

DATED    MARCH 28, 1996

LESSEE   INTERPLAY PRODUCTIONS, INC.

Equipment Data:
---------------

QUANTITY          TYPE         MODEL & DESCRIPTION
--------          ----         -------------------

See attached for breakdown of equipment.



Location of Equipment:  17922 Fitch Avenue
----------------------  Irvine, California 92660


Term of Schedule: 24 months commencing on the first day of the month following
----------------- --
the date that Seller certifies that the equipment is in good working order and made ready for use. If equipment is installed, the commencement date is the first day of the month following the date the delivery and acceptance document is executed.

Iterim rent:  Will be an amount equal to 1/30 of the rental payment multiplied
------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (commencement date).

Rental Payments:  $3,790.00 per month in advance, plus applicable sales tax.
----------------  ---------

     Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.

Lessor:  BRENTWOOD CREDIT CORPORATION       Lessee:  INTERPLAY PRODUCTIONS, INC.

By: /s/ MICHAEL J. BUDZINSKI                By: /s/ CHUCK CAMPS
    ---------------------------------          ---------------------------------
Title:   CFO                                Title:   CFO
      -------------------------------             ------------------------------
Date:  7/19/96                              Date:  7/15/96
      -------------------------------            -------------------------------

1620 26th Street                            17922 Fitch Avenue
Suite #290-S                                Irvine, CA 92660
Santa Monica, CA 90404

                 [LETTERHEAD OF BRENTWOOD CREDIT CORPORATION]


                          INTERPLAY PRODUCTIONS, INC.
                     SCH: 03 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT


QUANTITY   EQUIPMENT DESCRIPTION
--------   ---------------------
  11 21164, 300-333MHZ BASED MOTHERBOARD W/2MEG CACHE, 400 WATT PS, CABLES, FOR WNT AND LINUX

  11       128 MEG MEMORY (8 STICKS OF 16 MEG EACH, 60 NS W/PARITY)

  11       SCSI III 1 GIG HARD DRIVE

  11       WINDOWS NT 3.51 WORKSTATION - SINGLE USER

  11       MATROX MILLENIUM 2 MEG VRAM

  11       QLOGIC SCSI III PCI SCSI CONTROLLER

  11       6X BLACK CD ROM SCSI

  11       100 MBIT/S COGENT ETHERNET CARD

  11       HIGH DENSITY FLOPPY DISK CONTROLLER

   3       PS/2 101 KEY KEYBOARD BLACK AND MOUSE (WHITE)

   3       PS/2 3 BUTTON MOUSE

   3       17 INCH MONITOR VIEW SONIC

                         BRENTWOOD CREDIT CORPORATION

SCHEDULE NO. 04

TO EQUIPMENT LEASE NO. IPI-1000-100

DATED    MARCH 28, 1996

LESSEE   INTERPLAY PRODUCTIONS, INC.


Equipment Data:
---------------

QUANTITY               TYPE            MODEL & DESCRIPTION
--------               ----            -------------------

SEE ATTACHED FOR BREAKDOWN OF EQUIPMENT.


Location of Equipment:   16815 Von Karman Ave.
----------------------   Irvine, California 92606

Term of Schedule: 48 months commencing on the first day of the month following
----------------- --
the date that Seller certifies that the equipment is in good working order and made ready for use. If equipment is installed, the commencement date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent: Will be an amount equal to 1/30 of the rental payment multiplied
-------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (commencement date).

Rental Payments: $11,030.00 per month (includes tax paid at purchase).
---------------- ----------

     Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.


Lessor: BRENTWOOD CREDIT CORPORATION      Lessee: INTERPLAY PRODUCTIONS, INC.

By: Michael J. Budzinski                  By: Chuck Camps
   ---------------------------------         --------------------------------
Title:  CFO                               Title:  CFO
      ------------------------------            -----------------------------
Date:  8/1/96                              Date:  8/1/96
     -------------------------------           ------------------------------

1620 26th Street                          17922 Fitch Avenue
Suite #290-S                              Irvine, CA 92660
Santa Monica, CA 90404

          This is Counterpart # 2  of  3  serially numbered, manually executed
                               ---    ---
          counterparts. To the extent this document constitutes chattel paper under the Uniform Commercial Code. No Security interest in this document may be created through the transfer and possession of any counterpart other than Counterpart #01.

                       [LETTERHEAD OF BRENTWOOD CREDIT]

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 1

QTY   EQUIPMENT DESCRIPTION
---   ---------------------

      INTERIOR RESOURCES:
      -------------------

      (Invoice #34840)
      ----------------
1     To Receive, Deliver & Install Building 3/Quad C/2nd Floor

      (Invoice #34841)
      ----------------
1     To Receive, Deliver, & Install For Building 3/Quad B/2nd Floor

      (Invoice #34836)
      ----------------
220   Modular Plates 3 RJ Holes BU-Black UMBER
1     Expediting Upcharge Next Day Ship Via UPS

      (Invoices #34282)
      -----------------
1     Product Required For Building 4-2nd Floor
83    Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 24W
2     Panel, Tack Acoust-Barrier Powered 4-Circ 62H 24W
67    Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 48W
123   Panel, Tack Acoust-Barrier Powered 4-Circ 62H 48W
56    Conn, 2-Way 90 Deg Hard 62H
20    Conn, 3-Way 90 Deg Hard 62H
22    Conn, 4-Way 90 Deg 62H
83    Finished End 62H
10    Duplex Receptacle, 4-Circ A 6/Pkg
10    Duplex Receptacle, 4-Circ B 6/Pkg
5     Duplex Receptacle, 4-Circ B Isol 6/Pkg
5     Duplex Receptacle, 4-Circ C Isol 6/Pkg
4     Base Power Entry, Direct Connect 4-Circ, 6ft Long
1     Base Power Entry, Direct Connect 4-Circ, 12ft Long
9     Ceiling Power Entry, 4-Circ 62H
51    Power Jumper, Panel Pass-Through 24W
110   Work Surf, Sq-Edge Rect Lam 24D 48W
55    Work Surf, Sq-Edge Rect Lam 30D 48W

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 2

55     Shelf, B-Style 7-1/2H 13D 48W
55     Flipper Door Unit, B-Style Painted, W/Lock 13D 48W 15-1/2H
108    Draw Rod 57H
55     Ped H-Front, Stationary 20D Box/Box/File
110    Task Light, Basic, Cool White 4100K, 48W
2 ea. Universal Lock Cylinder and Key for Stations Numbers: 4-31, 36-43, 46-48, 51-66

       (Invoice #34281)
       ----------------
1      Product Required For Building 4-1st Floor
35     Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 24W
3      Panel, Tack Acoust-Barrier Powered 4-Circ 62H 24W
21     Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 48W
41     Panel, Tack Acoust-Barrier Powered 4-Circ 62H 48W
15     Conn, 2-Way 90 Deg Hard 62H
15     Conn, 3-Way 90 Deg Hard 62H
3      Conn, 4-Way 90 Deg 62H
28     Finished End 62H
4      Duplex Receptacle, 4-Circ A 6/Pkg
4      Duplex Receptacle, 4-Circ B 6/Pkg
2      Duplex Receptacle, 4-Circ B Isol 6/Pkg
2      Duplex Receptacle, 4-Circ C Isol 6/Pkg
4      Base Power Entry, Direct Connect 4-Circ, 6ft Long
5      Ceiling Power Entry, 4-Circ 62H
18     Power Jumper, Panel Pass-Through 24W
38     Work Surf, Sq-Edge Rect Lam 24D 48W
19     Work Surf, Sq-Edge Rect Lam 30D 48W
19     Shelf, B-Style 7-1/2H 13D 48W
19     Flipper Door Unit, B-Style Painted, W/Lock 13D 48W 15-1/2H
4      Wall Start 57H
45     Draw Rod 57H
19     Ped H-Front, Stationary 20D Box/Box/File
38     Task Light, Basic, Cool White 4100K, 48W
3 ea.  Universal Lock Cylinder and Key for Station Numbers: 1-19

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 3


1    Product Required For Building 4-1st Floor "Vanessa Station"
1    Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 47H 24W
2    Panel, Tack Acoust-Barrier Powered 4-Circ 47H 48W
1    Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 53H 24W
2    Panel, Tack Acoust-Barrier Powered 4-Circ 67H 24W
1    Conn, 2-Way 90 Deg Hard 47
1    Conn, 2-Way 90 Deg Hard 53H
1    Hardware Package-Top Block and Screws
1    Finished End, Hingeable 34H
1    Finished End 47H
1    Trans Surf Support, Center
2    Trans Surf Support, Mid-End
1    Base Power Entry, Direct Connect 4-Circ, 6ft Long
1    Power Jumper, Panel Pass-Through 24W
1    Work Surf. Sq-Edge Rect Lam 24D 96W
1    Work Surf. Sq-Edge Rect Lam 30D 48W
2    Trans Surf, Sq-Edge Rect Lam Top 48W
1    Flipper Door Unit, B-Style Painted, W/Lock 13D 48W 15-1/2H
2    Tool Bar, B-Style 4H 24W
4    Diagonal Tray
2    Paper Tray 10W
1    Wall Start 62H
1    Draw Rod 42H
1    Draw Rod 48H
1    Draw Rod 62H
2    Finished End, Chg-Of-Ht
1    Lat File, H-Frt F/S 2-Drawer 30W
1    Drawer, Pencil 21W 16D
1    Stealth Keyboard Tray, Fully Adj, Mouse Tray
2    Universal Lock Cylinder and Key For Station #20

     (Invoice #34280)
     ----------------
1    Product Required For Building 3-2nd Floor - Quad B
4    Panel, Tack Acoust-Barrier Powered 4-Circ 47H 60W

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 4


121          Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 30W
3            Panel, Tack Acoust-Barrier Powered 4-Circ 62H 30W
4            Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 36W
4            Panel, Tack Acoust-Barrier Powered 4-Circ 62H 36W
23           Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 48W
1            Panel, Tack Acoust-Barrier Powered 4-Circ 62H 48W
11           Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 62H 60W
54           Panel, Tack Acoust-Barrier Powered 4-Circ 62H 60W
13           Conn, 2-Way 90 Deg Hard 62H
39           Conn, 3-Way 90 Deg Hard 62H
32           Conn, 4-Way 90 Deg 62H
118          Finished End 62H
8            Duplex Receptacle, 4-Circ A 6/Pkg
8            Duplex Receptacle, 4-Circ B 6/Pkg
7            Duplex Receptacle, 4-Circ B Isol 6/Pkg
8            Duplex Receptacle, 4-Circ C Isol 6/Pkg
4            Base Power Entry, Direct Connect 4-Circ, 6Ft Long Ceiling Power
             Entry, Nonpowered 62H
17           Ceiling Power Entry, 4-Circ 62H
2            Power Jumper, Panel Pass-Through 36W
30           Wall Start 57H
56           Draw Rod 57H
8            Finished End, Chg-Of-Ht

             (Invoice #34279)
             ----------------
1            Product Required For Building 3-2nd Floor-Quad C
21           Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 53H 24W
13           Panel, Tack Acoust-Barrier Powered 4-Circ 53H 24W
20           Panel, Tack Acoust-Barr Nonpwr W/Recep Loc 53H 36W
16           Panel, Tack Acoust-Barrier Powered 4-Circ 53H 36W
2            Conn, 2-Way 90 Deg Hard 53H
9            Conn, 3-Way 90 Deg Hard 53H
4            Conn, 4-Way 90 Deg 53H
23           Finished End 53H

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 5


2     Duplex Receptacle, 4-Circ A 6/Pkg
2     Duplex Receptacle, 4-Circ B 6/Pkg
2     Duplex Receptacle, 4-Circ B Isol 6/Pkg
2     Duplex Receptacle, 4-Circ C Isol 6/Pkg
5     Base Power Entry, Direct Connect 4-Circ, 6Ft Long
40    Work Surf, Sq-Edge Rect Lam 24D 24W
20    Work Surf, Sq-Edge Corner Lam 24D 36W
20    Shelf, B-Style 7-1/2H 13D 24W
2     Wall Start 48H
36    Draw Rod 48H
20    Ped H-Front, Stationary 20D Box/Box/File
20    Task Light, Basic, Cool White 4100K, 24W
2     Support Panel, Work Surf, End Lam 24D
1     Universal Lock Cylinder and Key for Stations #1-20

      (Invoice #79571)
      ----------------
1     To Receive, Deliver and Install For Building 4/1st Floor

      (Invoice #79572)
      ----------------
1     To Receive, Deliver and Install 4th/2nd Floor

      JMG SECURITY SYSTEMS
      --------------------

      Closed Circuit Television System:
      ---------------------------------

      Building #3 -
      -------------
7     CCD-PI-3705 Infrared Sensors
2     CCD-PI-370 Infrared Sensor
1     Dedicated Micros SPQ1DE16U Multiplexer
1     AGRT600 Video Recorder
1     WBM1700 - 17" Monitor
1     Lot Fire Rated Cable

      Building #4 -
      -------------

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 6


1     GB-FD 3506 Smoke Detectors
9     CCD-PI-3705 Infrared Sensors
1     Dedicated Micros SPQ1DE16U Multiplexer
1     AGRT600 Video Recorder
1     WBM1700 - 17" Monitor
1     Lot Fire Rated Cable

      Building #5 (Second Floor) -
      ----------------------------
2     GB-FD-3506 Smoke Detectors
2     CB-UK-3506 Cameras
10    CCD-PI-3705 Infrared Sensor
1     Dedicated Micros SPQ1DE16U Multiplexer
1     ACTRT600 Video Recorder
1     WBM1700 - 17" Monitor
1     Lot Fire Rated Cable

      Burglar Alarm System
      --------------------

1     Radionics 7212 Control Panel
1     Alpha IV Command Center

      Access Control System:
      ----------------------

      Building 3 - Second Floor -
      ---------------------------
2     Readykey K2100 Controllers
1     K6100 - 32 Readykey for Windows
2     Readykey K2001 Readers - Main Lobby Door #3041
2     Readykey K2001 Readers - Stairwell Door #3070
2     Readykey K2001 Readers - Stairwell Door #3001
4     Door Sensors
3     Door Sounders

      Building 3 - First Floor -
      --------------------------
1     Readykey K2001 Reader - Exterior Double Doors

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 7

1    Readykey K2001 Reader - Single Interior Door
1    Door Sensor
1    Door Sounder

     Building 4 - First Floor -
     --------------------------
2    Readykey K2100 Controllers
1    Readykey K2001 Reader - Main Lobby Double Door #4002
1    Readykey K2001 Reader - Stairwell Double Door #4068
1    Readykey K2001 Reader - Rear Single Door #4038
1    Readykey K2001 Reader - Vestibule Double Door #4027
1    Readykey K2001 Reader - Interior Door #4055
1    Readykey K2001 Reader - Interior Door #4057
9    Door Sensors
6    Door Sounders
1    Request To Exit Motion Sensor - Door #4055

     Building 5 - Second Floor -
     ---------------------------
2    Readykey K2100 Controllers
2    Readykey K2001 Readers - Main Lobby Double Door #5001
2    Readykey K2001 Readers - Interior Door #5002
2    Door Sounders

     Building 5 - First Floor -
     ---------------------------
2    Readykey K2001 Readers - 2 Exterior Doors
2    Readykey K2001 Readers - 2 Interior Doors
2    Door Sensors
2    Door Sounders

     LPA
     ---

     (Invoice #5224)
     ---------------
1    Design and Consulting Services Rendered for February 1996

     EXECUTONE
     ---------

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 8


1        Install temporary cabinets into all new locations
1        Move and reinstall IDS 648 (2 cabinets-main bldg., 1 cabinet-
         development bldg.)
1        Move and reinstall voice mail system - main bldg.
1        Move and reinstall (2) operator consoles
1        Reconfigure IDS 648 to new specifications
1        Move and reinstall 342 existing extensions
1        Move IDS 228 cabinet to customer service/QA Building
1        Port ACD Software to new CPU and reprogram to desired specs
1        Add (1) T-1 Card
1        Connect all telco

         COM-NET INDUSTRIES
         ------------------
1        NEC Bipolar M1-3 MUX
2        Tellabs Power Supply
1        Rack Mount UPS
1        DAMAC 19' Relay Rack 7'
1        Misc. Cables RG59 CATS
4        ADTRAN T1-CSU ACE
2        Cray Routermate T1 CSU/DSU
1        Hardware Installation
1        Yearly Maintenance
1        NEC RC-28D MUX 12 Port
10       CSU's
1        Installation of DSU's and CSU's

         COAST RECORDING EQUIPMENT SUPPLY INC.
         -------------------------------------
1        Z-Systems 32x32 AES Matrix

         WEST LA MUSIC
         -------------

         (Invoice #339001)
         -----------------
2        EMU 6311 FX Hardware
1        EMU 6313 8-Output Expander
2        EMU 6314 Software Update

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 04 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 9


      (Invoice #338277)
      -----------------
2     EMU 6300 Emulator IV (SN-1213, 0767)
2     ROL SRJV80-04 Vintage Synth Card
1     ROL SRJV80-09 Session Card
1     ROL SRJV80-05 World Card
1     TAS IF88AE Digital Interface (SN-0026)
2     ODY SRS20 20 Space Racks
1     SON DRSV77 FX Processor (SN-673A)
1     EMA SD3 Sound Diver

      (Invoice #339285)
      -----------------
2     FUR AR1215 AR117 Power Controllers (sn-1770, 1771)
10    ROL JAZ1GBP 1 GIG Jazz Cartridge
2     BOS EVS Volume Pedals

      MC INFO
      -------

      (Invoice #00002677)
      -------------------
1     Fore Systems 10 Slot Chassis
2     Fore Systems Power Supply
1     Fore Systems Flash Memory
5     Fore Systems Fast Ethernet Module
24    Fore Systems 100BaseTX Fast Ethernet Media Adapt.
6     Fore Systems 100BaseFX Fast Ethernet Media Adapt.

                       [LETTERHEAD OF BRENTWOOD CREDIT]

Rider No.         01

To: Schedule No.  04

To: Lease No.     IPI-1000-100

Lessee:           INTERPLAY PRODUCTIONS, INC.


                              PURCHASE AGREEMENT
                              ------------------

Interplay Productions, Inc. (hereinafter referred to as "Lessee") the Lessee named in a certain Equipment Lease dated March 28, 1996, Lease Number IPI-1000-100 Schedule Number 04 with Brentwood Credit Corporation, (the "Lessor") covering certain property described in the Lease and Schedule hereby agrees that effective as of the expiration of the term of the Lease Schedule 04, expiring 7/31/00, Lessee must purchase the property described in said Lease Schedule, as a whole and not in part, on an as-is where-is basis, for the sum of $77,000.00 plus all unpaid rentals and other amounts owing the Lessor, under the terms and conditions of the Lease.


Lessor:                                          Lessee:

BRENTWOOD CREDIT CORPORATION                     INTERPLAY PRODUCTIONS, INC.
1620 26th Street, Suite 290-S                    16815 Von Karman Ave.
Santa Monica, CA 90404                           Irvine, CA 92606

By: /s/ MICHAEL J. BUDZINSKI                     By: /s/ CHUCK CAMPS
    ---------------------------                      --------------------------
Title:  CFO                                      Title:  CFO
      -----------------------                          ---------------------
Date:  8/1/96                                    Date:  8/1/96
      -----------------------                          ---------------------

                         BRENTWOOD CREDIT CORPORATION


SCHEDULE NO.  05

TO EQUIPMENT LEASE NO. IPI-1000-100

DATED   MARCH 28, 1996

LESSEE  INTERPLAY PRODUCTIONS, INC.


Equipment Data:
---------------

QUANTITY       TYPE      MODEL & DESCRIPTION
--------       ----      -------------------

See attached for breakdown of equipment.




Location of Equipment:  16815 Von Karman Ave.
----------------------  Irvine, California 92606


Term of Schedule: 24 months commencing on the first day of the month following
----------------- --
the date that Seller certifies that the equipment is in good working order and made ready for use. If equipment is installed, the commencement date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent: Will be an amount equal to 1/30 of the rental payment multiplied
-------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (commencement date).

Rental Payments: $11,120.00 per month in advance plus applicable taxes.
---------------- ----------

      Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.


Lessor: BRENTWOOD CREDIT                 Lessee: INTERPLAY PRODUCTIONS, INC.
        CORPORATION


By:    /s/ MICHAEL J. BUDZINSKI          By:  /s/ CHUCK CAMPS
   ----------------------------------       ---------------------------------

Title:       CFO                         Title:     CFO
      -------------------------------          ------------------------------

Date:        10/23/96                    Date:      10/24/96
     --------------------------------         -------------------------------

1620 26th Street                         16815 Von Karman Ave.
Suite #290-S                             Irvine, CA 92606
Santa Monica, CA 90404

                                    This is Counterpart No.  1  of  3  serially
                                                            ---    ---
                                    numbered, manually executed counterparts. To
                                    the extent that this document constitutes
                                    chattel paper under the Uniform Commercial
                                    Code, no security interest in this document
                                    may be created through the transfer and
                                    possession of any counterpart other than
                                    Counterpart No.  1 . Lessee initial
                                                    ---                 ------

                 [LETTERHEAD OF BRENTWOOD CREDIT CORPORATION]

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 05 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                    PAGE 1


QTY   EQUIPMENT DESCRIPTION
---   ---------------------

      EUPHONIX
      --------

1     Euphonix Digital Control Studio System
      - a 72 fader Mix Controller frame, fitted with 56 faders
      - One Audio Tower - System Power Supply: 120VAC/60Hz
      - Support Computer with Color Graphics Display
      - V.2 MixView Software, Operation Manual & user software license
      - Patchbay: 8 x 96 jack connectorized patchrows
      - Cabling: Mix controller to Machine Room = 15m, Patch Bay = 10m
      - Upper and lower faders have access to 6 stereo buses and ST1, ST2
      - One Digital Studio Controller
3     ES108A-1/Chan Cables (2m/7ft) for 24 Channels of Dynamics

      SILICON GRAPHICS, INC.
      ----------------------

2     High IMPACT 10000, 195MHz/1MB cache, 128MB Memory, 4GB System Disk. 20"
      Monitor
2     Internal 4mm Digital Audio SCSI Tape Drive, 4.0GB Capacity
2     Internal 4x CD ROM SCSI Drive
2     20" Multi-Scan Tilt-Swivel, Color Monitor
2     CD-ROM Update Media requirement-For Support Only

      SILICON CITY, INC.
      ------------------

1 INDIGO High IMPACT Graphics, 250MHz/2MB cache, 128MB Memory, 4GB System Disk, 20" Monitor
1     Internal 4mm Digital Audio SCSI Tape Drive, 4.0GB Capacity
1     Internal 4x CD ROM SCSI Drive
1     Network File System for IRIX 6.2
1     CD-Update Media Charge

                 [LETTERHEAD OF BRENTWOOD CREDIT CORPORATION]

Rider No.:  01

To: Schedule No.:  05

To Equipment Lease No.:  IPI-1000-100

Lessee:  INTERPLAY PRODUCTIONS, INC.


                                PURCHASE OPTION
                                ---------------


      So long as no Event of Default (or an occurrence that would constitute an Event of Default with the giving of notice or the lapse of time or both) shall have occurred and be continuing, the Lessee shall have the option, on at least 90 days' prior written notice to the Lessor, to purchase all (but not less than all) items of equipment then subject hereto on the date of expiration of the Term for a purchase price equal to the Fair Market Value (as defined below) of such item of equipment on such date. If such notice shall be given, the Lessor shall sell and the Lessee shall purchase each item on such date for its Fair Market Value. Upon payment by the Lessee of the purchase price for each item of Equipment, the Lessor shall execute and deliver to or at the direction of the Lessee a bill of sale therefor on an "As-is, Where-Is" basis and without any representation or warranty, except that such item of equipment is free and clear of all claims, liens, security interests and other encumbrances in favor of the Lessor or of any person claiming through or under the Lessor. The Lessee shall pay or cause to be paid all sales and use taxes payable in connection with such sale to it of any such item of equipment and all unpaid property taxes thereto assessed or levied against such item of equipment and attributable to the period prior to such expiration.

      "Fair Market Value" for purposes of the purchase option is defined as the purchase price would be obtained in an arms-length transaction as of the end of the Extended Term between informed and willing buyers under no compulsion to buy or sell. In the event Lessor and Lessee cannot agree upon the purchase price, such amount shall be determined by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.


                                          BRENTWOOD CREDIT CORPORATION

Date:         10/23/96                    By:   /s/ MICHAEL J. BUDZINSKI
     ---------------------------             ---------------------------------

                                          Title:      CFO
                                                ------------------------------


                                          INTERPLAY PRODUCTIONS, INC.

Date:         10/24/96                    By:   /s/ CHUCK CAMPS
     ---------------------------             ---------------------------------

                                          Title:      CFO
                                                ------------------------------

                                                                  CERTIFIED COPY
                                                                        AG
                                                                  --------------

                         BRENTWOOD CREDIT CORPORATION


SCHEDULE NO.   06

TO EQUIPMENT LEASE NO. IPI-1000-100

DATED   March 28, 1996

LESSEE  INTERPLAY PRODUCTIONS, INC.


Equipment Data:
---------------

QUANTITY        TYPE         MODEL & DESCRIPTION
--------        ----         -------------------

See attached for breakdown of equipment.




Location of Equipment:   16815 Von Karman Ave.
----------------------   Irvine, California 92606


Term of Schedule: 24 months commencing on the first day of the month following
-----------------
the date that Seller certifies that the equipment is in good working order and made ready for use. If equipment is installed, the commencement date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent: Will be an amount equal to 1/30 of the rental payment multiplied
-------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (commencement date).

Rental Payments: $3,385.00 per month in advance plus applicable taxes.
---------------- ---------

     Brentwood Credit Corporation, (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.


Lessor: BRENTWOOD CREDIT                Lessee: INTERPLAY PRODUCTIONS, INC.
        CORPORATION

By: /s/ MICHAEL J. BUDZINSKI            By: /s/ CHUCK CAMPS
   ----------------------------            ----------------------------
Title: CFO                              Title: CFO
      ---------------------                   ---------------------
Date: 12/13/96                          Date: 12-12-91
     ----------------------                  ----------------------


1620 26th Street                        16815 Von Karman Ave.
Suite #290-S                            Irvine, CA 92606
Santa Monica, CA 90404

                          [LOGO OF BRENTWOOD CREDIT]

                          INTERPLAY PRODUCTIONS, INC.
                          ---------------------------
                   SCHEDULE 06 TO MASTER LEASE IPI-1000-100
                   ----------------------------------------
                             EQUIPMENT ATTACHMENT
                             --------------------
                                    PAGE 1
                                    ------

QTY    EQUIPMENT DESCRIPTION
---    ---------------------

       PO#13846 (Plexus Data Inc.)
       --------
1      -MAST9500 Inteligent RAID Subsystem
7      -Ultra Wide 7200rpm HDD (includes 1 hotspare)
7      -MAST9500 Drive Shuttles
1      -CMD Wide Bridge Controller
1      -Management Board for CMD
1      -68pin to 68pin External SCSI Cable


       PO#13849 (Plexus Data Inc.)
       --------
3      -MAST9500 Inteligent RAID Subsystems
23     -Ultra Wide 7200rpm HDD (includes 2 hotspare)
23     -MAST9500 Drive Shuttles
2      -CMD Wide Bridge Controller
3      -Management Board for CMD
3      -68pin to 68pin External SCSI Cable

                       [LETTERHEAD OF BRENTWOOD CREDIT]

Rider No.:   01

To:  Schedule No.:   06

To Equipment Lease No.:   IPI-1000-100

Lessee:   INTERPLAY PRODUCTIONS, INC.


                                PURCHASE OPTION
                                ---------------


     So long as no Event of Default (or an occurrence that would constitute an Event of Default with the giving of notice or the lapse of time or both) shall have occurred and be continuing, the Lessee shall have the option, on at least 90 days' prior written notice to the Lessor, to purchase all (but not less than all) items of equipment then subject hereto on the date of expiration of the Term for a purchase price equal to the Fair Market Value (as defined below) of such item of equipment on such date. If such notice shall be given, the Lessor shall sell and the Lessee shall purchase each item on such date for its Fair Market Value. Upon payment by the Lessee of the purchase price for each item of Equipment, the Lessor shall execute and deliver to or at the direction of the Lessee a bill of sale therefor on an "As-is, Where-is" basis and without any representation or warranty, except that such item of equipment is free and clear of all claims, liens, security interests and other encumbrances in favor of the Lessor or of any person claiming through or under the Lessor. The Lessee shall pay or cause to be paid all sales and use taxes payable in connection with such sale to it of any such item of equipment and all unpaid property taxes thereto assessed or levied against such item of equipment and attributable to the period prior to such expiration.

     "Fair Market Value" for purposes of the purchase option is defined as the purchase price would be obtained in an arms-length transaction as of the end of the Extended Term between informed and willing buyers under no compulsion to buy or sell. In the event Lessor and Lessee cannot agree upon the purchase price, such amount shall be determined by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.

                                         BRENTWOOD CREDIT CORPORATION

Date:      12/13/96                      By: /s/ MICHAEL J. BUDZINSKI
     ------------------------               ----------------------------

                                         Title:         CFO
                                               -------------------------

                                         INTERPLAY PRODUCTIONS, INC.

Date:                                    By: /s/ CHUCK CAMPS
     ------------------------               ----------------------------

                                         Title:         CFO
                                               -------------------------

                         BRENTWOOD CREDIT CORPORATION


SCHEDULE NO.  07

TO EQUIPMENT LEASE NO.  IPI-1000-100

DATED    March 28, 1996

LESSEE   INTERPLAY PRODUCTIONS, INC.


Equipment Data:
---------------

QUANTITY       TYPE       MODEL       DESCRIPTION
--------       ----       -----       -----------

See attached for breakdown of equipment.


Location of Equipment:   16815 Von Karman Avenue
----------------------   Irvine, CA 92606


Term of Schedule: 24 months commencing on the first day of the month following
-----------------
the date that Seller certifies that the equipment is in good working order and made ready for use. If equipment is installed, the commencement date is the first day of the month following the date the delivery and acceptance document is executed.

Interim rent: Will be an amount equal to 1/30 of the rental payment multiplied
-------------
by the number of days elapsed between the above seller certification date or, if installed, execution of this schedule and the first day of the following month, or the first day of an otherwise specified month (commencement date).

Rental Payments: $3,590.00 per month in advance plus applicable taxes.
----------------

     Brentwood Credit Corporation, Lessor, hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the equipment listed above, for the term and rental payments specified, all subject to the terms and conditions set forth in such equipment lease.

Lessor: BRENTWOOD CREDIT                  Lessee: INTERPLAY PRODUCTIONS,
        CORPORATION                               INC.


By: /s/ MICHAEL J. BUDZINSKI              By: /s/ CHUCK CAMPS
    ---------------------------               ---------------------------
Title: CFO                                Title: CFO
      -------------------------                 -------------------------
Date: 10-21-97                            Date: 10-17-97
     --------------------------                --------------------------

1620 26th Street, Suite 290-S             16815 Von Karman Avenue
Santa Monica, CA 90404                    Irvine, CA 92606

                 [LETTERHEAD OF BRENTWOOD CREDIT CORPORATION]

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 07 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                  PAGE 1 OF 2


QTY   EQUIPMENT DESCRIPTION
---   ---------------------

      CSI Digital - Invoice #709632
      -----------------------------
1     Avid Technologies, Inc. (LA), AVI-00200040701, MC1000 System Software
      Avid Media Composer 1000
      Image Resolutions/Frame Rates
      . 720x486 images at 30 fps (NTSC) or 720x576 images at 25 fps (PAL)
      . AVR 12 two-field offline images; AVR 70, 71, and 75 two-field online images; AVR 77 two-field online images optional
      . AVR 3s single field offline images; AVR 8s and 9s single-field online images optional
1     Avid Technologies, Inc. (LA), AVI-001000008601, Country Kit MC 110V Avid
1     Avid Technologies, Inc. (LA), AVI-001000057601, Video Betacam PCI Video
      Kit
1     Avid Technologies, Inc. (LA), AVI-001000058501, Host Adapter PCI Dual SCSI
1 Avid Technologies, Inc. (LA), AVI-001000058901, Audio Kit PCI 4-Chan NTSC 4 Channel Input and Output, 8 Channel Monitoring
1     Avid Technologies, Inc. (LA), AVI-00700041601, Cable Kit 20" HR Bin
      Monitor
1     Avid Technologies, Inc. (LA), AVI-00700041801, Cable Kit 20" HR Edit
      Monitor
1     Apple Computer, APP-M6338LLA, PowerMac9600/300/4GB/64MG/CD
      . Power Macintosh 9600/300 computer with 64MB of RAM, a built-in 1.4MB
        Apple SuperDrive floppy disk drive, an internal 4GB hard disk drive, an internal 24x-speed CD-ROM drive, and a Plain Talk microphone. Includes keyboard and mouse; Mac OS 7.6.1 or later; Internet access software; complete setup, learning, and reference documentation; and limited warranty.
5     ram, RAM-KTA60464, Kingston 64MB PowerMac 9600
      Memory Upgrade > Total System Memory - 384Mb
1     hard drive - external, HDE-10134, Iomega 1Gb External Mac Jaz
1     Apple Computer, APP-M0312, Keyboard Extended Apple
1 Avid Technologies, Inc. (LA), AVI-0010058002, PCI 3D Genie, Multicam Ready Avid's 3D Effects module delivers an extensive range of real-time, customizable 3D digital video effects to Avid's Media Composer 1000 nonlinear online editing systems. It integrates seamlessly into the Media Composer editing environment, and lets you create sophisticated 3D moves directly within the Media Composer application, all in real-time.
      - Genie, Internal
2     *VIE-PT813, Viewsonic 21" PT813
1     speakers, SPK-MA12CP, Roland Speakers PAIR White Self-powered Speakers
1     Avid Technologies, Inc. (LA), AVI-05400028201, MC1000 Support SoftPack 1
      Yr.
1     Avid Technologies, Inc. (LA), AVI-05400030701, Support 7 X 24 Avid
      Hot-Line
      . Extended Support 7 X 24
1     CSI-Training, Avid Training
      . One-Day On Site Avid Training Avid Media Composer 1000

                          INTERPLAY PRODUCTIONS, INC.
                   SCHEDULE 07 TO MASTER LEASE IPI-1000-100
                             EQUIPMENT ATTACHMENT
                                  PAGE 2 OF 2


QTY   EQUIPMENT DESCRIPTION
---   ---------------------

1     CSI-Install, Installation Components
      Install, Test and Burn-In of Avid Media Composer 1000 Editing System
4 Avid Technologies, Inc. (LA), AVI-00200036701, Drive iS9 MediaDrive External Avid iS9 9Gb MediaDrive / Avid's new Fast & Wide Format
1 Avid Technologies, Inc. (LA), AVI-01000070401, AVR 77 Image Resolution . AVR 77 (two-field 2:1)
1     Adobe Systems, Inc., ADO-15510002, AfterEffects Prod.Bundle/Mac
      After Effects Production Bundle
1     Adobe Systems, Inc., ADO-13100322, Photoshop V 4.0.1/Mac/Single


      CSI Digital - Sales Agreement dated 10/10/97 (Tim Stockhaus 126362-1)
      ---------------------------------------------------------------------
2     * CAB-V43C45 V43C45'
4     * CAB-XLRMBARE45 XLR Male to Bare 45'
4     * CAB-XLRFBARE45 XLR Female to Bare 45'
1     * CAB-BB50 BNC to BNC 50'
1     * CAB-D9MF40 9 Pin Female to 9 Pin Male 40'

                 [LETTERHEAD OF BRENTWOOD CREDIT CORPORATION]

Rider No.: 01

To: Schedule No.: 07

To Equipment Lease No.: IPI-1000-100

Lessee: INTERPLAY PRODUCTIONS, INC.


                                PURCHASE OPTION


      So long as no Event of Default (or an occurrence that would constitute an Event of Default with the giving of notice or the lapse of time or both) shall have occurred and be continuing, the Lessee shall have the option, on at least 90 days' prior written notice to the Lessor, to purchase all (but not less than all) items of equipment then subject hereto on the date of expiration of the Term for a purchase price equal to the Fair Market Value (as defined below) of such item of equipment on such date. If such notice shall be given, the Lessor shall sell and the Lessee shall purchase each item on such date for its Fair Market Value. Upon payment by the Lessee of the purchase price for each item of Equipment, the Lessor shall execute and deliver to or at the direction of the Lessee a bill of sale therefor on an "As-is, Where-Is" basis and without any representation or warranty, except that such item of equipment is free and clear of all claims, liens, security interests and other encumbrances in favor of the Lessor or of any person claiming through or under the Lessor. The Lessee shall pay or cause to be paid all sales and use taxes payable in connection with such sale to it of any such item of equipment and all unpaid property taxes thereto assessed or levied against such item of equipment and attributable to the period prior to such expiration.

      "Fair Market Value" for purposes of the purchase option is defined as the purchase price would be obtained in an arms-length transaction as of the end of the Extended Term between informed and willing buyers under no compulsion to buy or sell. In the event Lessor and Lessee cannot agree upon the purchase price, such amount shall be determined by an independent appraiser selected by Lessor and satisfactory to Lessee. The cost of such appraisal shall be paid equally by Lessor and Lessee.


                                           BRENTWOOD CREDIT CORPORATION

Date:        10-21-97                     By:  /s/ MICHAEL J. BUDZINKSI
     -----------------------------           -------------------------------

                                          Title:     CFO
                                                ----------------------------


                                          INTERPLAY PRODUCTIONS, INC.

Date:        10-17-97                     By:  /s/ CHUCK CAMPS
     -----------------------------           -------------------------------

                                          Title:     CFO
                                                ----------------------------

                         ACKNOWLEDGMENT OF ASSIGNMENT

AT&T Systems Leasing Corporation
2555 Telegraph Road
Third Floor
Bloomfield Hills, MI 48302

     Re: Equipment Schedule No. 07 under Master Lease IPI-1000-100 dated March 28, 1996 (the "Lease") between Brentwood Credit Corporation ("Lessor") and Interplay Productions, Inc. ("Lessee").

Gentlemen:

     Lessee understands and expressly acknowledges that Lessor has or will shortly assign the Lease and the Equipment leased thereon including, but not limited to, all monthly rental payments commencing with the rental payments due on December 1, 1997, each in the amount of $3,590.00 to AT&T Systems Leasing Corporation ("Assignee").

     Assignee acknowledges to Lessee that:

     1. The assignment does not modify or expand the rights and obligations of Lessee and Lessor under the Lease; and

     2. So long as Lessee is not in default under the Lease, Assignee will not violate Lessee's right of quiet possession and use of the Equipment.

     Lessee agrees that pursuant to the assignment of the Lease it will:

     1. Remit all rental payments commencing with the payment due on December 1, 1997 to:


          AT&T Systems Leasing Corporation
          GPO Drawer 67-865
          Detroit, MI 48267

          The remittances will identify the source and application of funds, and rental payments shall be made without abatement, reduction, counterclaim or offset;

     2. Lessee will send directly to Assignee at the address above copies of all material notices pursuant to the Lease;

     3. Make no change or modification to the Lease without Assignee's consent; and

     4. Lessee will not sublease or relocate the Equipment without prior notice to Lessor and Assignee and will not assign the Lease without notice to and approval of Assignee, all in compliance with the terms of the Lease.

     LESSEE ACKNOWLEDGMENT TO ASSIGNEE THAT:

     1. As of the date hereof, the Lease is in full force and effect, and Lessee is not in default thereunder;

     2. As of the date that the first rental payment is due to Assignee, twenty-three (23) monthly payments in the amount referenced above remain payable by Lessee;

     3. The Equipment under the Lease has been delivered and accepted at the following location:

                          Interplay Productions, Inc.
                      ----------------------------------
                          16815 Von Karman Avenue
                      ----------------------------------
                          Irvine, CA 92606
                      ----------------------------------

     4. Lessee has entered into no other Agreements with respect to the Equipment other than the Lease.

     This Acknowledgment of Assignment is effective this 5th day of November,
                                                         ---        --------
1997.
   -

INTERPLAY PRODUCTIONS, INC.            BRENTWOOD CREDIT CORPORATION
(Lessee)                               (Lessor)

By: /s/ CHUCK CAMPS                    By: /s/ MICHAEL J. BUDZINSKI
   ---------------------------            ---------------------------
Title: CFO                             Title: CFO
      ------------------------               ------------------------
Date: 10-17-97                         Date: 10-21-97
     -------------------------              -------------------------

AT&T SYSTEMS LEASING CORPORATION
(Assignee)

By: /s/ ANNE G. VACH
   ---------------------------
Title: Finance Negotiator
      ------------------------
Date: 11-5-97
     -------------------------